Exhibit 10.47

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Fifth Amendment to Second Amended and Restated Credit Agreement (this "Fifth Amendment") is made as of February 24, 2016, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"), GLOBAL CNG LLC, a Delaware limited liability company ("CNG"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"),    CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade") and WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with  OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, CNG, Alliance and Cascade, the "Borrowers" and each individually, a "Borrower"), GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Second Amended and Restated Credit Agreement dated as of December 16, 2013 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, Swing Line Lender, the L/C Issuer, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and Citizens Bank National Association (f/k/a RBS Citizens NA) and Societe Generale, as Co-Documentation Agents.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.    Amendment to Section 1 of the Credit Agreement.   Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)     the definition of "Applicable Revolver Rate" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition it its entirety and restating it as follows:

"Applicable Revolver Rate" means, in respect of the Revolver Loans and the commitment fees thereon, the applicable percentage per annum set forth below determined by reference to the Combined Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Combined Total Leverage Ratio	Applicable Revolver Rate for Base Rate Loans (in basis points)	Applicable Revolver Rate for Eurocurrency Rate Loans, Revolver Letters of Credit and Cost of Funds Rate Loans (in basis points)	Applicable Revolver Rate for commitment fees (in basis points)
1	Less than 2.00:1.00	125	225	37.5
2	Greater than or equal to 2.00:1.00 but less than 2.50:1.00	150	250	37.5
3	Greater than or equal to 2.50:1.00 but less than 3.00:1.00	175	275	37.5
4	Greater than or equal to 3.00:1.00 but less than 3.50:1.00	200	300	50.0
5	Greater than or equal to 3.50:1.00 but less than 4.50:1.00	225	325	50.00
6	Greater than or equal to 4.50:1.00	250	350	50.00

Any increase or decrease in the Applicable Revolver Rate resulting from a change in the Combined Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a);  provided,  however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, the highest pricing level shall apply in respect of all the Revolver Loans and the commitment fees in respect thereof as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Revolver Rate for any period shall be subject to the provisions of Section 2.09(b).

(b)      the definition of "Defaulting Lender" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity" which appear in such definition and substituting in place thereof the words "or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action".

(c)          by inserting the following definitions in the appropriate alphabetical order:

"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

§2.      Amendment to Section 2.15 of the Credit Agreement.  Section 2.15(a)(iv) of the Credit Agreement is hereby amended by deleting the words "No reallocation hereunder shall constitute a waiver or release" which appear in the last sentence of Section 2.15(a)(iv) and substituting in place thereof the words "Subject to Section 10.22, no reallocation hereunder shall constitute a waiver or release".

§3.        Amendment to Article V of the Credit Agreement.  Article V of the Credit Agreement is hereby amended by inserting immediately after the text of Section 5.24 the following new Section 5.25:

5.25.   EEA Financial Institution.  No Loan Party is an EEA Financial Institution.

§4.      Amendment to Section 7.05 of the Credit Agreement.  Section 7.05(c) of the Credit Agreement is hereby amended by deleting the amount "$100,000,000" which appears in Section 7.05(c)(iii) and substituting in place thereof the amount "$150,000,000".

§5.      Amendment to Section 7.18 of the Credit Agreement.  Section 7.18(iv) of the Credit Agreement is hereby amended by deleting Section 7.18(iv) in its entirety and restating it as follows:

(iv)    Combined Total Leverage Ratio.  Permit the Combined Total Leverage Ratio as at the end of any fiscal quarter of the Borrowers to be greater than the applicable ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ended	Combined Total Leverage Ratio
December 31, 2015	4.50:1.00
March 31, 2016 - March 31, 2017	5.50:1.00
June 30, 2017 and each fiscal quarter ended thereafter	5.00:1.00

§6.         Amendment to Article X of the Credit Agreement.  Article X of the Credit Agreement is hereby amended by inserting immediately after the text of Section 10.21 the following new Section 10.22:

10.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)   the effects of any Bail-in Action on any such liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such liability;

(ii)      a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

§7.     Amendment to Schedule 2.01 of the Credit Agreement.  Schedule 2.01 of the Credit Agreement is hereby amended by deleting Schedule 2.01 in its entirety and replacing it with the Schedule 2.01 attached hereto.

§8.     Conditions to Effectiveness. This Fifth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)       the fully executed counterparts of this Fifth Amendment (including the Ratification of Guaranty hereto) executed by the Loan Parties, the Administrative Agent and the required Lenders;

(b)     the fully executed original counterparts of a fee letter, executed by the Borrowers and the Administrative Agent; and

(c)       receipt by the Administrative Agent for the account of each Lender approving this Fifth Amendment and sending to the Administrative Agent its fully executed and delivered signature page hereto for receipt by the Administrative Agent by not later than 12:00 noon (Eastern time) on February 19, 2016, a fee in an amount of 12.5 basis points on the amount of such Lender's WC Commitment and Revolver Commitment as set forth on Schedule 2.01 attached hereto (which is after giving effect to the reduction in the such Lender's WC Commitment and Revolver Commitment contemplated by this Fifth Amendment).

§9.      Representations and Warranties; No Default.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Fifth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.  Each of the Loan Parties hereby certifies to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

§10.      Ratification,  Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Fifth Amendment shall constitute a Loan Document.

§11.      No Waiver.    Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§12.    Counterparts.  This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.    Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

§13.     Governing Law.    THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

CHELSEA SANDWICH LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLEN HES CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

By
GLP FINANCE CORP.

	By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL ENERGY MARKETING LLC
	By:	Global Operating LLC, its sole member
	By:	Global Partners LP, its sole member
	By:	Global GP LLC, its general partner

	By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

ALLIANCE ENERGY LLC
	By:	Global Operating LLC, its sole member
	By:	Global Partners LP, its sole member
	By:	Global GP LLC, its general partner

	By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

CASCADE KELLY HOLDINGS LLC
	By:	Global Operating LLC, its sole member
	By:	Global Partners LP, its sole member
	By:	Global GP LLC, its general partner

	By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL CNG LLC
	By:	Global Operating LLC, its sole member
	By:	Global Partners LP, its sole member
	By:	Global GP LLC, its general partner

	By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

WARREN EQUITIES, INC.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

bank of america, n.a., as
Administrative Agent

By:	/s/Liliana Claar
Name:	Liliana Claar
Title:	Vice President

bank of america, n.a., as a Lender

By:	/s/Bryan Heller
Name:	Bryan Heller
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/Daniel J. Stampfel
Name:	Daniel J. Stampfel
Title:	Authorized Officer

ATI
CITIZENS BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/Donald A. Wright
	Name:	Donald A. Wright
	Title:	Senior Vice President

wells fargo bank, n.a., as a Lender

By:	/s/Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

societe generale, as a Lender

By:	/s/Michiel Van der Voort
Name:	Michiel Van der Voort
Title:	Managing Director

bnp paribas, as a Lender

By:	/s/Jordan Nenoff
Name:	Jordan Nenoff
Title:	Director

By:	/s/Pauline Blandin
Name:	Pauline Blandin
Title:	Associate

COOPERATIEVE RABOBANK U.A., NEW
YORK BRANCH, as a Lender

By:	/s/Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Executive Director

By:	/s/Antonio Nanez
Name:	Antonio Nanez
Title:	Executive Director

bmo harris financing, inc., as a Lender

By:	/s/Matthew Davis
Name:	Matthew Davis
Title:	Vice President

the bank of tokyo-mitsubishi ufj, ltd.
NY BRANCH, as a Lender

By:	/s/ Michel Kermarrec
Name:	Michel Kermarrec
Title:	Vice President

santander bank, n.a., as a Lender

By:	/s/William Maag
Name:	William Maag
Title:	Managing Director

credit agricole corporate and
investment bank, as a Lender

By:	/s/ Mark Lvoff
Name:	Mark Lvoff
Title:	Managing Director

By:	/s/Zali Win
Name:	Zali Win
Title:	Managing Director

natixis, new york branch, as a Lender

By:	/s/David Pershad
Name:	David Pershad
Title:	Managing Director

By:	/s/Alisa Trani
Name:	Alisa Trani
Title:	Director

sumitomo mitsui banking corporation, NY BRANCH, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

w
deutsche bank ag, new york branch,
as a Lender

	By:	/s/Chris Chapman
	Name:	Chris Chapman
	Title:	Director

	By:	/s/Shai Bandner
	Name:	Shai Bandner
	Title:	Vice President

td bank, n.a., as a Lender

By:	/s/Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

keybank national association, as a
Lender

By:	/s/Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/Richard Kaufman
Name:	Richard Kaufman
Title:	Managing Director

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

PEOPLE'S UNITED BANK, national
association, formerly PEOPLE'S UNITED
BANK, as a Lender

By:	/s/ Jeffrey Giunta
Name:	Jeffrey Giunta
Title:	Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/Jared Shaner
Name:	Jared Shaner
Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/Raymond C. Hoefling
Name:	Raymond C. Hoefling
Title:	Senior Vice President

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/Robert Dellatorre
Name:	Robert Dellatorre
Title:	Senior Vice President

CADENCE BANK, N.A., as a Lender

By:	/s/Mike Ross
Name:	Mike Ross
Title:	Executive Vice President

RB INTERNATIONAL FINANCE (USA) LLC,
as a Lender

By:	/s/Astrid Wilke
Name:	Astrid Wilke
Title:	Group Vice President

By:	/s/Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

BLUE HILLS BANK, as a Lender

By:	/s/Kelley Keefe
Name:	Kelley Keefe
Title:	Senior Vice President

customers bank, as a Lender

By:	/s/James B. Daley
Name:	James B. Daley
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Fifth Amendment as of February 24, 2016, and agrees that each of (a) the Second Amended and Restated Guaranty dated as of December 16, 2013 (as amended and in effect from time to time, the "Original Guaranty") from each of Global Partners LP and Bursaw Oil LLC; (b) the Guarantee dated as of September 8, 2014 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC; and (c) the Guaranty dated as of January 7, 2015 (as amended and in effect from time to time, the "Warren Guaranty") from each of Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc. remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Canada Guaranty and the Warren Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Chief Financial Officer

BURSAW OIL LLC
By:	Alliance Energy LLC, its sole member
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
	Title:	Chief Financial Officer

GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/ Daphne H. Foster
	Title:	Chief Financial Officer

WAREX TERMINALS CORPORATION
By:	/s/ Daphne H. Foster
	Title:	Chief Financial Officer

DRAKE PETROLEUM COMPANY, INC.

By:	/s/ Daphne H. Foster
	Title:	Chief Financial Officer

PURITAN OIL COMPANY, INC.

By:	/s/ Daphne H. Foster
	Title:	Chief Financial Officer

MARYLAND OIL COMPANY, INC.

By:	/s/ Daphne H. Foster
	Title:	Chief Financial Officer